Related Party Transactions	12 Months Ended
Jun. 30, 2015
Related Party Transactions [Abstract]
Related party transactions

Note 11 – Related party transactions

Other receivables - related parties

Other receivables - related parties are those nontrade receivables arising from transactions between the Company and certain related parties, such as loans and employee advances to such related parties. The loans and employee advances are unsecured, non-interest bearing and due on demand.

Other receivables - related parties consisted of the following for the years indicated:

Name of related parties	Relationship	Nature of transactions	June 30, 2015	June 30, 2014

Liping Zhai	Relative of founder and member of management	Employee advance for travel and business expenses	$-	$3,148
Henan Juhe Industrial Co., Ltd. (1)	Owned by founder	Loan to founder's entity for funding business development activities	-	933,460
Total			$-	$936,608

Other payables - related parties

Other payables – related parties are nontrade payables arising from transactions between the Company and certain related parties, such as loans from such related parties. The loans are unsecured and non-interest bearing. Current payables are due on demand.

On June 30, 2014, the Company reclassified $9,801,110 of such other payables from current payables to non-current payables, as the related parties agreed not to require repayment before December 31, 2015. During the year ended June 30, 2015, however, the Company repaid approximately $6.5 million to its founder (including a $912,240 non-cash transaction discussed under “non-cash transactions-related parties” below) after consulting with him regarding his cash needs and after determining that the Company had sufficient cash on hand.

The Company’s founder who is also its chief executive officer and majority shareholder has agreed to support the Company financially on an as needed basis, as he has done in the past.

Other payables - related parties consisted of the following:

Name of related parties	Relationship	Nature of transactions	June 30, 2015	June 30, 2014

Yulong Zhu (1)	Founder	Loan from founder for operating cash flows	$2,342,541	$9,418,968
Henan Yuliang Hotel Co., Ltd.	Owned by founder	Loan from founder's entity for operating cash flows	21,281	182,000
Lei Zhu (2)	Relative of founder	Loan from relative of founder for operating cash flow	220,282	381,167
Hu Zhu	Relative of founder	Loan from relative of founder for operating cash flow	-	975
Total			2,584,104	9,983,110
Total other payables - related parties - current			(2,584,104)	(182,000)
Total other payables - related parties - non-current			$-	$9,801,110

(1)	Converted approximately $1.6 million into shares of the Company’s ordinary shares concurrently with the closing of the Company’s initial public offering of its ordinary shares on July 1, 2015 (the “IPO”), at the initial public price per share of $6.25 (the “IPO Price”).

(2)	Fully converted into shares of the Company’s ordinary shares concurrently with the closing of the IPO at the IPO Price.

Non-cash transactions-related parties

For the year ended June 30, 2015, Henan Juhe Industrial Co., Ltd. (“Juhe Industrial”) deposited $912,240 that it owed Yulong Transport into a bank account of the Company’s founder, which was offset against amount owed by the Company to him. The effect of such related party non-cash transactions on cash flow are as follows:

Other receivables-related party movement:

Name of related parties	June 30, 2014	Repayments from related parties	Non-cash items (1)	Effective of exchange rate	June 30, 2015

Liping Zhai	3,148	(3,155)	-	7	-
Juhe Industrial	933,460	(23,518)	(912,240)	2,298	-
Total	$936,608	$(26,673)	$(912,240)	$2,305	$-

(1)	See non-cash items in the accompanying consolidated statements of cash flows.

There was no non-cash transaction between related parties for the year ended June 30, 2014.